Exhibit 10.6

CONSTRUCTION EQUIPMENT
SALES & SERVICE
AGREEMENT

CASE, LLC, a Delaware company (hereinafter called “Company”), and the undersigned dealer (hereinafter called “Dealer”) agree as follows:

Dealer Appointment	1.

Company hereby appoints Dealer as an authorized Dealer for the marketing and servicing of the Company’s Products within the Sales and Service Area specified in this Agreement. Dealer accepts this appointment and agrees that the relationship between Dealer and Company shall be governed by the terms and conditions of this Agreement.

Duration	2.	This Agreement shall continue in effect until terminated by one or both of the parties as provided by this Agreement.

Products	3.

The Products to which this Agreement applies are the complete machines (wholegoods) for the categories of equipment authorized by this Agreement, together with the attachments, accessories and service parts therefore, all of which are collectively referred to herein as “Products”.

Facilities	4.

Dealer agrees to provide and maintain at the location or locations specified in this Agreement, facilities acceptable in appearance to the Company and with adequate size and space in relation to the Dealer’s sales and service potential to properly sell, service, display and store Products. Dealer agrees not to change any location of Dealer’s facilities nor establish any other additional locations without Company’s prior written consent.

Sales & Service Area	5.

The Sales and Service Area assigned to the Dealer by this Agreement is non-exclusive, and the Company shall have the right to enlarge or reduce it upon at least thirty (30) days prior written notice. Dealer’s sales and service performance shall be measured only within this Sales and Service Area.

Sales & Service Responsibilities	6.

Company and Dealer agree that it is essential that the Dealer use its best efforts to effectively sell and service the Products. In order to carry out these responsibilities, Dealer agrees at a minimum to:

		(a)	Promote and sell Products sufficient to achieve sales objectives and a share of market satisfactory to the Company within the Dealer’s Sales and Service Area;

		(b)	Display Company identification signs of the type and in a manner and in places approved by Company, including but not limited to signs on the Dealer’s facilities and service vehicles;

		(c)	Maintain an inventory of those Products suitable for the geographic area where the Dealer’s facilities are located and adequate in relation to the sales and service potential for such area;

		(d)	Employ and maintain an efficient and adequately trained staff of sales, service and other personnel, and to send them to Company’s training conferences and schools;

		(e)	Invest and maintain sufficient working capital to achieve sales objectives and a share of market satisfactory to the Company within Dealer’s Sales and Service Area;

		(f)	Meet Company’s service certification standards including pre-delivery, delivery and after-delivery requirements for all Products;

(g)

Render prompt, workmanlike, courteous and willing service, including warranty, with respect to all Products for which service is requested by owners, regardless of where or by whom such Products were sold;

		(h)	Sell Products only to other authorized Dealers or end users. An end user is any customer who purchases Products for use, lease or rent, but not for resale;

		(i)	Meet such other reasonable standards of performance as may be established from time to time by the Company.

Sales and Service Fee	7.	The Company shall assess a Sales & Service Fee when Products are sold outside of the Dealer’s Sales and Service Area. This fee shall not apply to parts, attachments and accessories sold separately.

The selling Dealer shall report any sale outside of its Sales and Service Area at the time the warranty registration documents for such sale are filed. Claims for payment of this Fee shall be made in writing to the Company by the non-delivering Dealer within one (1) year after the sale of the Products involved and shall be accompanied by evidence satisfactory to the Company that the non-delivering Dealer has provided the end user with warranty or non-preventive maintenance service.

This Fee shall be charged by the Company to the selling Dealer and credited to the non-delivering Dealer to reimburse that Dealer for a portion of its marketing and service expenses. In the event of a dispute, the Company shall be the sole judge and the Dealer agrees to abide by the Company’s decision.

The amount of this Fee, the operative regulations, and the Products to which it applies are published in the current Schedule of Discounts and Terms, which can be modified from time to time by the Company.

Performance Reviews	8.

In order to promote a satisfactory level of Dealer performance in meeting sales and service responsibilities and operating standards specified in this Agreement, Company shall conduct periodic reviews of Dealer’s performance. Dealer agrees to make available upon the occasion of such reviews, all Dealer’s records and employees which would contribute to the overall value of these reviews.

A written report including specific recommendations and objectives developed through mutual discussions during these reviews, shall be prepared by the Company and submitted to the Dealer for appropriate and timely implementation by the Dealer.

Computer Business System	9.	Dealer shall install and maintain in good working order a computerized dealer business system which is in communication with the Case Communication Network (“CCN System”) and shall:

		(a)	Maintain all of the necessary hardware and integrated accounting and inventory software which is compatible with the CCN System.

		(b)	Conform to any modifications made by the Company to the CCN System. The Company shall provide the Dealer at least forty-five (45) days prior notice of any such modification.

		(c)	Input in accordance with Company’s instructions reasonable and pertinent specified data into the CCN System and furnish computer reports as may be requested by the Company from time to time.

		(d)	Pay all costs, including a regular monthly charge by Company for use of the CCN System, license fees, and taxes incurred in obtaining and maintaining this dealer business system.

		(e)	Keep confidential any information and data contained in the CCN System and not use such information and data for purposes unrelated to the Company’s business.

		(f)	The Company shall not be responsible and shall not be liable for any defects, problems or resulting damages incurred by Dealer from the operation and use of this dealer business system.

Orders, Prices, Delivery and Transfers	10.

Dealer’s transmission of an order for Product through the CCN System will be a binding offer to purchase the Product ordered, which shall be accepted unless Company rejects the order. All orders for Products accepted by Company shall be subject to Company’s applicable conditions of sale and prices as published and modified from time to time by the Company in its then current Price Lists, Sales Promotion Bulletins, and Schedules of Discounts and Terms.

Company shall use its best efforts to ship Products promptly, but it shall not be responsible for failure to ship on time or fill orders where prevented by any cause beyond Company’s reasonable control or if the demand for any Products shall exceed Company’s available supply.

		Delivery of Products by Company to any carrier for transportation to Dealer shall constitute delivery to Dealer and Dealer shall bear all risk of physical loss or damage thereafter.

		The transfer of Products from one Dealer to another shall be in accordance with the Company’s transfer program described in the Schedule of Discounts and Terms.

Warranty	11.

COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS), EXCEPT THOSE SET FORTH IN COMPANY’S CURRENT APPLICABLE PUBLISHED WARRANTY POLICIES AND PROCEDURES. Dealer agrees to deliver to purchasers at the time of retail sales the document containing the Case Express Limited Warranty to Retail Buyer prescribed by Company and in force at the time of such sales. Dealer is not authorized to assume for Company any additional obligations or liabilities in connection with the resale of Products covered by this Agreement, and Dealer agrees not to do so. Company and Dealer shall promptly fulfill their respective obligations with respect to any warranty claims.

Company shall reimburse Dealer for all warranty service performed on Products in accordance with Company’s warranty policies and Certified Service Program requirements in effect at the time warranty work is performed.

Dealer Succession	12.	The Company shall provide to the Dealer the following succession options:

		(a)	Change in Control or Ownership:

Upon written request made by Dealer and Dealer’s owner(s), Company shall give good faith consideration to any succession plan for a change in the control or ownership of the dealership. If such consent is given, it shall be contingent upon the following at the time the change occurs:

			(i)	The consent of all other owner(s) of the dealership.

			(ii)	The vesting of the control or ownership with the person or persons designated.

			(iii)	The approval by the Company of the dealership’s sales performance, facilities and financial strength.

			(iv)	The designation by the Company that the Dealer’s Sales and Service Area is a replacement market.

			(v)	The execution of a new Sales and Service Agreement.

If such consent is withheld by the Company and the Dealer, nonetheless, proceeds with the change, this Agreement shall terminate immediately.

Change in control or ownership shall mean any event which may affect the operation of Dealer’s business, including but not limited to withdrawal of an individual proprietor, any addition to or subtraction from the partners involved if the Dealer is a partnership, or any substantial change in the shareholders, if the Dealer is a corporation.

		(b)	Death or Incapacity:

Upon written request made within thirty (30) days of the date of death or physical or mental incapacity of Dealer or Dealer’s owner(s), by the appointed representative of the deceased or incapacitated person and all other persons having ownership interest in the Dealer’s business, Company shall refrain for a period of one hundred eighty (180) days from exercising its right to terminate this Agreement because of the death or incapacitation of said Dealer or Dealer’s owner(s), and if the Dealer’s Sales and Service Area is a replacement market, the Company shall during such 180-day period give good faith consideration to any request for the transfer of the dealership, together with its rights and obligations under this Agreement, to one or more other parties. If such consent is given, a new Agreement shall be executed. If such consent is withheld, this Agreement shall terminate automatically at the expiration of the 180-day period referred to herein.

Termination	13.	This Agreement shall continue in effect until terminated by one or both of the parties as hereinafter provided:

(a)

This Agreement may be terminated at any time for any reason upon thirty (30) days’ written notice by Dealer to Company, or upon ninety (90) days’ written notice by Company to Dealer, or as mutually agreed upon in writing by both parties; or

		(b)	Company may terminate this Agreement immediately upon the occurrence of any of the following events:

(i)

Dealer’s default in the payment when due of any obligations to the Company or Case Credit Corporation, or the termination of one or more significant lines of credit, or the withdrawal of a guaranty of indebtedness by one or more personal guarantors;

			(ii)	Dealer’s closing of its business or suspension or other revocation of licenses, permits or authorization necessary to conduct a business in accordance with this Agreement;

			(iii)	Dealer’s sale, lease or other transfer of assets which in Company’s reasonable judgment may adversely affect the ability of Dealer to operate the business pursuant to this Agreement;

			(iv)	Dealer’s falsification of any statements, records or reports to the Company;

			(v)	Dealer’s failure to pay debts as they mature, or assignment for benefits of creditors, or becoming subject to any receivership, insolvency or bankruptcy proceedings;

			(vi)	Change in control or ownership of dealership, unless Company grants in writing its consent to such change in the manner defined in this Agreement;

			(vii)	Dealer’s or Dealer’s owner(s) death or physical or mental incapacity, unless Company grants in writing an extension of time in the manner defined in this Agreement;

			(viii)	Dealer’s failure to comply with any provision of this Agreement.

Dealer agrees to notify Company in writing immediately upon the occurrence of any of the events described in this paragraph.

Effect of Termination	14.	Upon termination of this Agreement:
		(a)	Company is relieved of any obligation to make any further shipments hereunder, and may without liability cancel any unshipped orders of Dealer for Products.

		(b)	Neither party shall be released from the payment of any sum then owing to the other.

		(c)	All indebtedness of Dealer shall become immediately due and payable to Company and Case Credit Corporation.

		(d)	On any Products which may be shipped after termination or notice thereof, Company may establish terms of cash on delivery or cash prior to shipment.

(e)

Dealer shall cease to operate as or represent that Dealer is an authorized Dealer and shall remove and discontinue use of any identification and any promotions or advertising that associates Dealer with Company.

(f)

Dealer shall remove all signs and advertising displays bearing the name “J. I. Case”, “Case”, “IH”, “Case IH”, “Case Corporation”, “Case, LLC” or any other trade names or trademarks of Company or any of its affiliated companies from Dealer’s business establishment and vehicles and thereafter shall not use such names or trademarks in connection with any business conducted by Dealer.

		(g)

Dealer agrees to deliver to Company all sales records, mailing lists, service history records, microfiche, catalogs, registrations and any other material of any kind relating to the promotion, marketing, sale, operation or servicing of Products covered by this Agreement.

		(h)

Final settlement of Dealer’s account with the Company shall not be made until all requirements of this Agreement are complied with by the Dealer. Further, neither Company nor Dealer shall be liable to the other for any damages caused by the termination of this Agreement, whether based upon loss of anticipated sales or prospective profits, expenditures, investments, leases, property improvements or other matters related to the business of the parties.

		(i)	The Company, after notifying the Dealer of termination, shall have the right to consummate arrangements with a replacement Dealer.

Repurchase Upon Termination	15.

Upon the termination of this Agreement, except where otherwise provided by the laws of the state where the Dealer is located, the Company shall repurchase from Dealer all of the following items purchased from Company, on the terms specified, and the Dealer shall return such items to the Company on such terms:

		(a)

New, current, undamaged, salable and unused Company machines (wholegoods), including attachments and accessories, shipped to Dealer. Such items shall be repurchased by Company at the price paid by the Dealer or the current net price, whichever is lower, plus transportation costs previously paid or incurred by Dealer, less any discounts which may have been allowed or paid thereon by Company.

		(b)

New, current, undamaged, salable and unused parts. Such parts shall be repurchased by Company in accordance with the terms of the Parts Return Policy issued by Company and in effect at the time of termination. Dealer shall be responsible for proper identification of all such parts.

		(c)

Any business signs, which were sold to Dealer by Company, bearing trade names or registered trademarks of Company. Such signs shall be repurchased by Company for the amount paid by Dealer, less an annual depreciation of 20%.

(d)

Any Company endorsed computer hardware which the Company required the Dealer to obtain. Such computer hardware shall be repurchased by Company for the amount of the original purchase price, less an annual depreciation of 25%.

(e)

All catalogs, price lists, service manuals, bulletins, owners’ manuals and current advertising material, and other material or literature relating to the sale, merchandising, operation or servicing of Products which were purchased by the Dealer from the Company. Such materials shall be repurchased by Company at 50% of their current price.

Dealer shall return all required items in accordance with this Agreement within thirty (30) days after notification to return is given by Company to Dealer. All items returned to Company shall be packed and loaded by Dealer and returned to the destination or destinations specified by Company. Any costs incurred by Company in discharging all or any part of Dealer’s obligation hereunder shall be debited against any amount owed by Company to Dealer. Upon receipt of such items, Company shall inspect the same and shall as soon as practicable issue credit to the Dealer for all such items returned that meet the requirements specified herein. Dealer shall not be entitled to payment or credit under this paragraph until Dealer has complied with all applicable laws, rules, regulations and other legal requirements governing the bulk transfer of inventory and furnishes evidence to Company that such items are free and clear of all claims, liens and encumbrances.

Records and Inspections	16.

Dealer shall submit to Company within ninety (90) days after the end of its fiscal year, audited and certified balance sheets and operating statements for the year. Dealer shall maintain and submit current reports of sales, owner registration and inventory, service and warranty reports and such other reports as may be requested by Company.

Dealer shall permit Company or its authorized representatives during normal business hours to enter and inspect Dealer’s place of business and facilities, and to examine Dealer’s books and records and all supporting data of Dealer’s business, and to make copies upon Company’s request of any such records or accounts.

Insurance and Taxes	17.

Dealer shall keep all Products and other items (i) which are owned by the Company or its assignee or (ii) in which the Company has a security interest and which, in either event, are under Dealer’s direct or indirect control, insured against all risk of physical loss or damage in an amount which shall be sufficient to prevent Company from sustaining any financial loss. Such insurance shall name Company as an additional insured, and provide that in the event of loss the insurer shall pay the proceeds of all such insurance to the insureds as their interests may appear. Dealer shall furnish to Company certificates evidencing such insurance which shall provide for ten (10) days’ prior written notice to Company of cancellation, lapse or expiration.

Dealer shall carry public liability insurance with bodily injury and property damage limits satisfactory to Company. Dealer shall furnish to Company certificates of such insurance, which shall provide for ten (10) days’ prior written notice to Company of cancellation, lapse or expiration.

Dealer shall pay all license fees, sales, use, personal property, and excise taxes, duties, and any other fees, assessments or taxes which may be assessed or levied by any government authority against any Products which are shipped to, or are in the possession of Dealer, and Dealer shall hold Company harmless therefrom and with respect thereto.

Trademarks and Trade Names	18.

Dealer agrees not to use the names “J. I. Case”, “Case”, “IH”, “Case IH”, “Case Corporation”, “Case, LLC” or any other trademark or trade name of Company or of any of its affiliated companies in connection with Dealer’s business except when selling items containing such marks or names and furnished to Dealer by Company, or as otherwise specifically approved in writing by Company.

Product Discontinuance	19.

Company may discontinue the manufacture of any and all Products, with or without replacement of the discontinued Products, and may make changes and improvements at any time in the specifications, construction, color and design of Products, without incurring any obligation to Dealer or customers of Dealer. Any Products, so changed or improved will be accepted by Dealer in fulfillment of existing orders.

Sales to Others	20.

The Company retains the right to select, in addition to authorized Dealers, end users to whom it will directly sell, rent, lease, service and warrant Products, without restrictions and wherever located, including but not limited to such parties as the following:

		(a)	Any government or any agency, institution or subdivision thereof.

		(b)	Educational and charitable institutions.

		(c)	Accounts classified by the Company as national accounts.

Dealer Relationship to Company	21.

Dealer and the Company are independent businesses and neither has any fiduciary obligation to the other. Nothing in this Agreement shall be construed as constituting Dealer an employee, agent or legal representative of Company for any purpose whatever. Dealer has no right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of Company, or to bind Company in any manner whatever, except to the extent provided for by this Agreement relating to warranties.

Assignment	22.

Dealer may not sell, assign, delegate, convey or otherwise transfer in any way whatever this Agreement or Dealer’s rights or obligations under this Agreement to any person or other entity without the prior written consent of the Company.

Entire Agreement	23.

This Agreement is and shall be deemed to be the complete and final expression of the agreement between the parties hereto as to the matters herein contained and provided for and supersedes all previous agreements between the parties pertaining to such matters. IT IS CLEARLY UNDERSTOOD THAT NO PROMISE OR REPRESENTATION NOT CONTAINED HEREIN WAS AN INDUCEMENT TO EITHER PARTY OR WAS RELIED ON BY EITHER PARTY IN ENTERING INTO THIS AGREEMENT.

Except as expressly provided for herein, this Agreement may not be amended or altered, or any of its provisions waived on behalf of Company, except in writing signed by one of Company’s duly authorized agents.

In the event any part of this Agreement is held to be invalid or unenforceable under the laws of any place where this Agreement is to be performed or is sought to be enforced, this Agreement shall be enforceable to the maximum extent permitted by such law, without invalidating the remainder of this Agreement, or invalidating the effect of such portion of this Agreement elsewhere.

		This Agreement shall be governed by and construed in accordance with the laws where the Dealer’s principal place of business is located.

CONSTRUCTION EQUIPMENT
SALES & SERVICE
AGREEMENT

This Agreement shall become effective as of

Dealer	Titan Machinery Inc. DBA Krider Equipment
Firm Name

David J. Meyer /s/ David J. Meyer
By

Secretary
Title (authorized owner, officer, partner)
3-24-03
Date

Signature of Other Partner(s) or Owner(s)

Business Structure	(Check One)

☒ Corporation

☐ Partnership

☐ Individual Proprietorship

☐ Limited Liability Company

☐ Other:

Company	CASE, LLC

By

Dealer Development Manager
Title
4/8/03
Date

ATTACHMENT TO CONSTRUCTION EQUIPMENT
SALES & SERVICE AGREEMENT

Facilities	The Dealer agrees to maintain facilities only at the following authorized location(s):

Fargo, North Dakota Bismarck, North Dakota

Sales and Service Area	The assigned Sales and Service Area is:

Fargo, North Dakota
Barnes County, ND	100%
Cass County, ND	100%
Ransom County, ND	100%
Richland County, ND	100%
Sargent County, ND	100%
Becker County, MN	100%
Clay County, MN	100%
Mahnomen County, MN	100%
Norman County, MN	100%
Wilkin County, MN	100%

Dealer	Titan Machinery Inc. DBA Krider Equipment	Dated	4/8/03
(Firm Name, City, State)

Bismarck, ND

Adams County, ND	100%
Billings County, ND	100%
Bowman, ND	100%
Burleigh County, ND	100%
Dickey County, ND	100%
Dunn County, ND	100%
Eddy County, ND	100%
Emmons County, ND	100%
Foster County, ND	100%
Golden Valley County, ND	100%
Grant County, ND	100%
Hettinger County, ND	100%
Kidder County, ND	100%
LaMoure County, ND	100%
Logan County, ND	100%
McIntosh County, ND	100%
Mercer County, ND	100%
Morton County, ND	100%
Oliver County, ND	100%
Sheridan County, ND	100%
Sioux County, ND	100%
Slope County, ND	100%
Stark County, ND	100%
Stutsman County, ND	100%
Wells County, ND	100%

Dealer	Titan Machinery Inc. DBA Krider Equipment	Dated	4/8/03
(Firm Name, City, State)

Dealer	Titan Machinery Inc. DBA Krider Equipment	Dated	4/8/03
(Firm Name, City, State)

Products	The Products to which this Agreement applies are:
(check all that apply)

☒ Construction Equipment

☒ Utility Equipment

☒ Trenchers

	☒ Other	Articulated Haulers
Compaction
Graders
Compact Wheel Loaders
Midi Excavators
Telescopic Handlers
Horizontal Directional Drills
85XT/90XT/95XT Skid Steers

Dealer	Titan Machinery Inc. DBA Krider Equipment	Dated	4/8/03
(Firm Name, City, State)

ADDENDUM TO CONSTRUCTION EQUIPMENT
SALES AND SERVICE AGREEMENT

This Addendum covers the following Case authorized locations where the dealer agrees to maintain facilities:

Fargo, North Dakota

Bismarck, North Dakota

For the above locations, the Case Construction Equipment Sales and Service Agreement is amended as follows:

The Dealer is required to operate the Case and New Holland brand businesses out of separate facilities.  The facilities may not be adjacent to each other.  The facility dedicated to Case branded equipment may not advertise or other indicate that it is authorized to sell New Holland branded equipment or parts.  The facility dedicated to the New Holland brand may not advertise or otherwise indicate that it is authorized to sell new Case branded equipment or parts.

The Dealer is required to open and operate a third facility in a location to be determined in “northwestern” North Dakota, no later than the end of December 2004.

Effective Date:	4/8/03

By	/s/ David J. Meyer	Title	President

Titan Machinery Inc. DBA Krider Equipment		Fargo, North Dakota
Dealer Name and Main Location

By		Title	Dealer Development Mgr
Case LLC

Addendum to the
CONSTRUCTION EQUIPMENT
SALES & SERVICE AGREEMENT
Addendum Effective Date  October 27, 2004

Sales and Service Area	The assigned Sales and Service Area is:

Fargo, North Dakota	SL
Barnes, ND	100%
Cass, ND	100%
Cavalier, ND	100%
Grand Forks, ND	50%
Pembina, ND	100%
Ransom, ND	100%
Richland, ND	100%
Sargent, ND	100%
Stutsman, ND	100%
Towner, ND	100%
Walsh, ND	100%
Becker, MN	50%
Wilkin, MN	100%

Bismarck, North Dakota	SL
Adams, ND	100%
Benson, ND	100%
Billings, ND	100%
Bottineau, ND	100%
Bowman, ND	100%
Burleigh, ND	100%
Dickey, ND	100%
Dunn, ND	100%
Emmons, ND	100%
Golden Valley, ND	100%
Grant, ND	100%
Hettinger, ND	100%
Kidder, ND	100%
La Moure, ND	100%
Logan, ND	100%
McHenry, ND	100%
McIntosh, ND	100%
Mclean, ND	100%
Mercer, ND	100%
Morton, ND	100%
Mountrail, ND	100%
Oliver, ND	100%
Pierce, ND	100%
Ramsey, ND	100%
Renville, ND	100%
Rolette, ND	100%
Sheridan, ND	100%
Sioux, ND	100%
Slope, ND	100%
Stark, ND	100%
Ward, ND	100%

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, North Dakota
(Dealer Location)

Products	The products to which this Agreement applies are:
(Check All That Apply)

☐ Construction Equipment

☐ Utility Equipment

☒ Skid Steers (SL)

☐ Parts and Service Only:
☐ Construction Equipment
☐ Utility Equipment

☐ Other

Facilities

A-Loc	Fargo, North Dakota
B-Loc	Bismarck, North Dakota

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Addendum to the
CONSTRUCTION EQUIPMENT
SALES & SERVICE AGREEMENT
Addendum Effective Date  June 30, 2006

Products	The products to which this Agreement applies are:
(Check All That Apply)

☒ Construction Equipment

☒ Utility Equipment

☒ Skid Steers (SL)

☐ Parts and Service Only:
☐ Construction Equipment
☐ Utility Equipment

	☒ Other	Telescopic Handlers (TH) Area of
Responsibility: Same as UT

Facilities

A-Loc	Fargo, North Dakota
B-Loc	Bismarck, North Dakota

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Sales and Service Area	The assigned Sales and Service Area is:

Fargo, ND	CE	UT	SL
Barnes County, ND	100%	100%	100%
Cass County, ND	100%	100%	100%
Cavalier County, ND	100%	100%	100%
Dickey County, ND	100%	100%	100%
Grand Forks County, ND	100%	100%	50%
Griggs County, ND	100%	100%	0%
Nelson County, ND	100%	100%	0%
Pembina County, ND	100%	100%	100%
Ramsey County, ND	100%	100%	100%
Ransom County, ND	100%	100%	100%
Richland County, ND	100%	100%	100%
Sargent County, ND	100%	100%	100%
Steele County, ND	100%	100%	0%
Traill County, ND	100%	100%	0%
Walsh County, ND	100%	100%	100%
Becker County, MN	100%	100%	50%
Clay County, MN	100%	100%	50%
Kittson County, MN	100%	100%	0%
LaMoure County, ND	100%	100%	100%
Mahnomen County, MN	100%	100%	0%
Marshall County, MN	100%	100%	0%
Norman County, MN	100%	100%	0%
Pennington County, MN	100%	100%	0%
Polk County, MN	100%	100%	0%
Red Lake County, MN	100%	100%	0%
Roseau County, MN	100%	100%	0%
Wilkin County, MN	100%	100%	100%

Bismarck, ND	CE	UT	SL
Adams County, ND	100%	100%	100%
Benson County, ND	100%	100%	100%
Billings County, ND	100%	100%	100%
Bottineau County, ND	100%	100%	100%
Bowman County, ND	100%	100%	100%
Burke County, ND	100%	100%	0%
Burleigh County, ND	100%	100%	100%

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Sales and Service Area Continued	The assigned Sales and Service Area is:

Bismarck, ND continued	CE	UT	SL
Divide County, ND	100%	100%	0%
Dunn County, ND	100%	100%	100%
Eddy County, ND	100%	100%	0%
Emmons County, ND	100%	100%	100%
Foster County, ND	100%	100%	0%
Golden Valley County, ND	100%	100%	100%
Grant County, ND	100%	100%	100%
Hettinger County, ND	100%	100%	100%
Kidder County, ND	100%	100%	100%
Logan County, ND	100%	100%	100%
McHenry County, ND	100%	100%	100%
McIntosh County, ND	100%	100%	100%
McKenzie County, ND	100%	100%	0%
McLean County, ND	100%	100%	100%
Mercer County, ND	100%	100%	100%
Morton County, ND	100%	100%	100%
Mountrail County, ND	100%	100%	100%
Oliver County, ND	100%	100%	100%
Pierce County, ND	100%	100%	100%
Renville County, ND	100%	100%	100%
Rolette County, ND	100%	100%	100%
Sheridan County, ND	100%	100%	100%
Sioux County, ND	100%	100%	100%
Slope County, ND	100%	100%	100%
Stark County, ND	100%	100%	100%
Stutsman County, ND	100%	100%	100%
Towner County, ND	100%	100%	100%
Ward County, ND	100%	100%	100%
Wells County, ND	100%	100%	0%
Williams County, ND	100%	100%	0%

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Revision No. 1 to the
CONSTRUCTION EQUIPMENT
SALES & SERVICE AGREEMENT

Original Agreement Effective Date	April 8, 2003	Revision Effective Date	June 12, 2006

Products	The products to which this Agreement applies are:
(Check All That Apply)

☒ Construction Equipment

☒ Utility Equipment

☒ Skid Steers

☐ Parts and Service Only:
☐ Construction Equipment
☐ Utility Equipment
☐ Trenchers

	☒ Other	Telescopic Handlers (TH)
Area of Responsibility: Same as UT

Facilities
A-Loc	Fargo, North Dakota
B-Loc	Bismarck, North Dakota

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Original Agreement Effective Date	April 8, 2003	Revision Effective Date	June 12, 2006

Sales and Service Area	The assigned Sales and Service Area is:

Fargo, ND	CE	UT	SL
Barnes County, ND	100%	100%	100%
Cass County, ND	100%	100%	100%
Cavalier County, ND	100%	100%	100%
Dickey County, ND	100%	100%	100%
Grand Forks County, ND	100%	100%	50%
Griggs County, ND	100%	100%	100%
Nelson County, ND	100%	100%	100%
Pembina County, ND	100%	100%	100%
Ramsey County, ND	100%	100%	100%
Ransom County, ND	100%	100%	100%
Richland County, ND	100%	100%	100%
Sargent County, ND	100%	100%	100%
Steele County, ND	100%	100%	100%
Traill County, ND	100%	100%	100%
Walsh County, ND	100%	100%	100%
Becker County, MN	100%	100%	~~100~~	% 50
Clay County, MN	100%	100%	~~100~~	% 50
Kittson County, MN	100%	100%	~~100~~	% 0
LaMoure County, ND	100%	100%	100	% ok
Mahnomen County, MN	100%	100%	~~100~~	% 0
Marshall County, MN	100%	100%	~~100~~	% 0
Norman County, MN	100%	100%	~~100~~	% 0
Pennington County, MN	100%	100%	~~100~~	% 0
Polk County, MN	100%	100%	~~100~~	% 0
Red Lake County, MN	100%	100%	~~100~~	% 0
Roseau County, MN	100%	100%	~~100~~	% 0
Wilkin County, MN	100%	100%	100	% ok

Bismarck, ND	CE	UT	SL
Adams County, ND	100%	100%	100%
Benson County, ND	100%	100%	100%
Billings County, ND	100%	100%	100%
Bottineau County, ND	100%	100%	100%
Bowman County, ND	100%	100%	100%
Burke County, ND	100%	100%	100%
Burleigh County, ND	100%	100%	100%

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Original Agreement Effective Date	April 8, 2003	Revision Effective Date	June 12, 2006

Sales and Service Area Continued

Bismarck, ND continued	CE	UT	SL
Divide County, ND
Dunn County, ND	100%	100%	100%
Eddy County, ND	100%	100%	100%
Emmons County, ND	100%	100%	100%
Foster County, ND	100%	100%	100%
Golden Valley County, ND	100%	100%	100%
Grant County, ND	100%	100%	100%
Hettinger County, ND	100%	100%	100%
Kidder County, ND	100%	100%	100%
Logan County, ND	100%	100%	100%
McHenry County, ND	100%	100%	100%
McIntosh County, ND	100%	100%	100%
McKenzie County, ND	100%	100%	100%
McLean County, ND	100%	100%	100%
Mercer County, ND	100%	100%	100%
Morton County, ND	100%	100%	100%
Mountrail County, ND	100%	100%	100%
Oliver County, ND	100%	100%	100%
Pierce County, ND	100%	100%	100%
Renville County, ND	100%	100%	100%
Rolette County, ND	100%	100%	100%
Sheridan County, ND	100%	100%	100%
Sioux County, ND	100%	100%	100%
Slope County, ND	100%	100%	100%
Stark County, ND	100%	100%	100%
Stutsman County, ND	100%	100%	100%
Towner County, ND	100%	100%	100%
Ward County, ND	100%	100%	100%
Wells County, ND	100%	100%	100%
Williams County, ND	100%	100%	100%

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
	CNH AMERICA LLC	Fargo, ND
(Dealer Location)

By:		By:	/s/ David J. Meyer
	CE Dealer Development Manager		(Signature)

Dated:	6/8/06	Dated:	5/26/06

Original Agreement Effective Date	April 8, 2003	Revision Effective Date	June 12, 2006

Products	The products to which this Agreement applies are:
(Check All That Apply)

☒ Construction Equipment

☒ Utility Equipment

☒ Skid Steers

☐ Parts and Service Only:
☐ Construction Equipment
☐ Utility Equipment
☐ Trenchers

	☒ Other	Telescopic Handlers (TH)
Area of Responsibility: Same as UT

Facilities
A-Loc	Fargo, North Dakota
B-Loc	Bismarck, North Dakota

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Original Agreement Effective Date	April 8, 2003	Revision Effective Date	June 12, 2006

Sales and Service Area	The assigned Sales and Service Area is:

Fargo, ND	CE	UT	SL
Barnes County, ND	100%	100%	100%
Cass County, ND	100%	100%	100%
Cavalier County, ND	100%	100%	100%
Dickey County, ND	100%	100%	100%
Grand Forks County, ND	100%	100%	50%
Griggs County, ND	100%	100%	100%
Nelson County, ND	100%	100%	100%
Pembina County, ND	100%	100%	100%
Ramsey County, ND	100%	100%	100%
Ransom County, ND	100%	100%	100%
Richland County, ND	100%	100%	100%
Sargent County, ND	100%	100%	100%
Steele County, ND	100%	100%	100%
Traill County, ND	100%	100%	100%
Walsh County, ND	100%	100%	100%
Becker County, MN	100%	100%	100%
Clay County, MN	100%	100%	100%
Kittson County, MN	100%	100%	100%
LaMoure County, ND	100%	100%	100%
Mahnomen County, MN	100%	100%	100%
Marshall County, MN	100%	100%	100%
Norman County, MN	100%	100%	100%
Pennington County, MN	100%	100%	100%
Polk County, MN	100%	100%	100%
Red Lake County, MN	100%	100%	100%
Roseau County, MN	100%	100%	100%
Wilkin County, MN	100%	100%	100%

Bismarck, ND	CE	UT	SL
Adams County, ND	100%	100%	100%
Benson County, ND	100%	100%	100%
Billings County, ND	100%	100%	100%
Bottineau County, ND	100%	100%	100%
Bowman County, ND	100%	100%	100%
Burke County, ND	100%	100%	100%
Burleigh County, ND	100%	100%	100%

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
CNH AMERICA LLC	Fargo, ND
(Dealer Location)

Original Agreement Effective Date	April 8, 2003	Revision Effective Date	June 12, 2006

Sales and Service Area Continued

Bismarck, ND continued	CE	UT	SL
Divide County, ND
Dunn County, ND	100%	100%	100%
Eddy County, ND	100%	100%	100%
Emmons County, ND	100%	100%	100%
Foster County, ND	100%	100%	100%
Golden Valley County, ND	100%	100%	100%
Grant County, ND	100%	100%	100%
Hettinger County, ND	100%	100%	100%
Kidder County, ND	100%	100%	100%
Logan County, ND	100%	100%	100%
McHenry County, ND	100%	100%	100%
McIntosh County, ND	100%	100%	100%
McKenzie County, ND	100%	100%	100%
McLean County, ND	100%	100%	100%
Mercer County, ND	100%	100%	100%
Morton County, ND	100%	100%	100%
Mountrail County, ND	100%	100%	100%
Oliver County, ND	100%	100%	100%
Pierce County, ND	100%	100%	100%
Renville County, ND	100%	100%	100%
Rolette County, ND	100%	100%	100%
Sheridan County, ND	100%	100%	100%
Sioux County, ND	100%	100%	100%
Slope County, ND	100%	100%	100%
Stark County, ND	100%	100%	100%
Stutsman County, ND	100%	100%	100%
Towner County, ND	100%	100%	100%
Ward County, ND	100%	100%	100%
Wells County, ND	100%	100%	100%
Williams County, ND	100%	100%	100%

Titan Machinery Inc. DBA Krider Equipment
(Dealer Name)
	CNH AMERICA LLC	Fargo, ND
(Dealer Location)

By:		By:	/s/ David J. Meyer
	CE Dealer Development Manager		(Signature)

Dated:	6/8/06	Dated:	5/26/06